Exhibit (21)* to Report on Form 10-K for Fiscal Year Ended June 30, 2012 by Parker-Hannifin Corporation

Listed below, are the subsidiaries of the Company and their jurisdictions of organization. Except where otherwise noted, all of such subsidiaries are either directly or indirectly wholly-owned by the Company.

Name of Subsidiary	State/Country of Incorporation

UNITED STATES
Alkid Corporation	California
Kittiwake Incorporated	Florida
Oil Air Holdings Inc.	Delaware
Olaer Inc.	Delaware
Olaer USA, Inc.	Texas
Parker Italy (PH Espana Holding) LLC	Delaware
Parker-Hannifin International Corp.	Delaware
Winco Enterprises Inc.	California
Parker Royalty Partnership	Ohio
PG Square LLC	Ohio
PH Spain LLC	Delaware
Parker Intangibles LLC	Delaware
Parker Italy Holding LLC	Delaware

INTERNATIONAL
Parker Hannifin Argentina S.A.I.C.	Argentina
Olaer Australia Pty Ltd	Australia
Parker Hannifin Australia Assets Pty Limited	Australia
Parker Hannifin Australia Holding Pty Limited	Australia
Parker Hannifin (Australia) Pty. Limited	Australia
Snap-tite Australia Pty. Ltd.	Australia
Olaer Austria GmbH	Austria
Parker Hannifin Manufacturing Holding Austria GmbH	Austria
Parker Hannifin Manufacturing Austria GmbH	Austria
Parker Hannifin Ges.m.b.H.	Austria
Parker Hannifin Manufacturing Holding Belgium SPRL	Belgium
Parker Hannifin BeLux SPRL	Belgium
Parker Hannifin Manufacturing Belgium BVBA	Belgium
SA Olaer Benelux NV	Belgium
Parker Hannifin (Bermuda) Ltd.	Bermuda
Parker Hannifin BerLux Ltd.	Bermuda
Parker Hannifin Partner I GP	Bermuda
Parker Hannifin Partner II GP	Bermuda
Legris do Brasil Ltda.	Brazil

Name of Subsidiary	State/Country of Incorporation
Olaer do Brasil Sistemas Hidraulicos Ltda.	Brazil
Parker Adesivos e Selantes Químicos Indústria e Comércio Ltda.	Brazil
Parker Hannifin Indústria e Comércio Ltda.	Brazil
9183-7252 Quebec Inc.	Canada
Parker Canada Holding Co.	Canada
Parker Canada Investment Co.	Canada
Parker Hannifin Canada	Canada
Parker Ontario Holding Inc.	Canada
Ingenieria y Servicios Metalcrom Ltda.	Chile
Parker Hannifin Corporation Chile Ltda	Chile
Oiltech Hydraulic Manufacturing (Suzhou) Co., Ltd	China
Olaer Tianjin Hydraulic Manufacturing Co Ltd	China
Parker Hannifin Motion & Control (Wuxi) Company Ltd	China
Parker Asun Company Ltd	China
Parker Hannifin Fluid Power Systems & Components (Shanghai) Co., Ltd.	China
Taiyo System (Tianjin) Co., Ltd.	China
Wuxi Helvoet Rayco Technologies Co., Ltd.	China
Parker Hannifin Motion & Control (Shanghai) Co. Ltd.	China
ISR Shenyang Rubber Products Co., Ltd.	China
Rayco (Wuxi) Technologies Co., Ltd.	China
Shanghai Denison Hydraulics Components Limited (1)	China
Taiyo Parker Fluidpower (Shanghai) Co., Ltd.	China
Parker Hannifin Refrigeration and Air Conditioning (Wuxi) Co., Ltd.	China
Parker Hannifin Electronic Material (Shenzhen) Co., Ltd	China
Parker Hannifin Fluid Connectors Co., Ltd	China
Parker Hannifin Fluid Connectors (Qingdao) Co., Ltd.	China
Parker Hannifin Hydraulics (Tianjin) Co., Ltd	China
Parker Hannifin Management (Shanghai) Co Ltd	China
Olaer CZ, s.r.o.	Czech Republic
Parker Hannifin Manufacturing Holding Czech Republic s.r.o.	Czech Republic
Parker Hannifin Industrial s.r.o.	Czech Republic
Parker Hannifin Czech Republic s.r.o.	Czech Republic
Parker-Hannifin s.r.o.	Czech Republic
Parker Hannifin Manufacturing Holding Denmark ApS	Denmark
Parker Hannifin Danmark ApS	Denmark
Parker Hannifin Manufacturing Denmark ApS	Denmark
Olaer OY	Finland
Parker Hannifin Manufacturing Finland Oy	Finland
Parker Hannifin Oy	Finland
Olaer Industries SA	France
Parker Hannifin France Finance SAS	France
Parker Hannifin France Holding SAS	France
Parker Hannifin France SAS	France
Parker Hannifin Manufacturing France SAS	France
Olaer Industries GmbH	Germany

Name of Subsidiary	State/Country of Incorporation
Parker Hannifin Gebaeudeverwaltung eins GmbH & Co. KG	Germany
Parker Hannifin Gebaeudeverwaltung zwei GmbH & Co. KG	Germany
Parker Hannifin Manufacturing Germany GmbH & Co. KG	Germany
Parker Hannifin Real Estate Holding GmbH	Germany
Parker Hannifin Holding GmbH	Germany
Parker Hannifin GmbH	Germany
Parker Hannifin Verwaltungs-GmbH	Germany
Parker Hannifin (Gibraltar) Holding Limited	Gibraltar
Parker Hannifin (Gibraltar) Properties Limited	Gibraltar
Denison Hydraulics Limited	Hong Kong
Parker Hannifin Hong Kong, Ltd.	Hong Kong
Par Treasure Limited	Hong Kong
Legris Hungary Limited Liability Company	Hungary
Olaer Schweiz AG Kulfoldi Vallakozas Magyarorszagi Fioltelepe	Hungary
Parker International Capital Management Hungary Limited Liability Company	Hungary
Parker Hannifin Hungary LLC	Hungary
Annapurna Kenmore Tube Products Pvt. Ltd. (2)	India
Domnick Hunter India Pvt Ltd.	India
Legris India Private Ltd. (3)	India
Legris Holding India Private Ltd.	India
Olaer Hydraulics (India) Pvt. Ltd	India
Parker Hannifin India Private Ltd.	India
PT Domnick Hunter Indonesia	Indonesia
Acadia International Insurance Limited	Ireland
Parker Sales (Ireland) Limited	Ireland
Snap-Tite (Ireland) Limited	Ireland
Olaer Italiana SpA	Italy
Parker Hannifin Manufacturing Holding Italy srl	Italy
Parker Hannifin Italy srl	Italy
Parker Hannifin srl	Italy
Parker ITR srl	Italy
Parker Marine Hose Products srl	Italy
Kuroda Pneumatics Ltd.	Japan
Kuroda Precision Industries Ltd.	Japan
Parker Hannifin Japan Ltd.	Japan
Taiyo, Ltd.	Japan
Taiyo Tec Co, Ltd	Japan
Taiyo Techno Ltd	Japan
Pantra Tech Seal Ltd.	Korea
Parker Korea Ltd.	Korea
Parker Hannifin Climate & Industrial Controls Ltd.	Korea
Parker Hannifin Connectors Ltd.	Korea
Parker Mobile Control Division Asia Co., Ltd.	Korea
Parker Hannifin Luxembourg Investments 1 S.a.r.l.	Luxembourg
Parker Hannifin Europe S.a.r.l.	Luxembourg

Name of Subsidiary	State/Country of Incorporation
Parker Hannifin (Luxembourg) S.a.r.l.	Luxembourg
Parker Hannifin Outbound S.a.r.l.	Luxembourg
Parker Hannifin Partnership S.C.S.	Luxembourg
Parker Hannifin Global Capital Management S.a.r.l	Luxembourg
Parker Hannifin S.a.r.l.	Luxembourg
Parker Hannifin Bermuda Luxembourg S.C.S.	Luxembourg
Parker Hannifin Holding EMEA S.a.r.l.	Luxembourg
Parker Hannifin Luxembourg Acquisitions S.a.r.l.	Luxembourg
Parker Hannifin Lux FinCo S.a.r.l.	Luxembourg
Parker Hannifin Luxembourg Finance S.à r.l.	Luxembourg
Emitherm Sdn. Bhd.	Malaysia
Parker Hannifin Industrial (M) Sdn Bhd	Malaysia
Parker Hannifin Malaysia Sdn. Bhd	Malaysia
Arosellos, S.A. de C.V.	Mexico
Parker Hannifin de Mexico, S.A. de C.V.	Mexico
Parker Hannifin Holding, S. de R.L. de C.V.	Mexico
Parker Industrial, S. de R.L. de C.V.	Mexico
Parker Baja Servicios, S.A. de C.V.	Mexico
Parker Brownsville Servicios, S.A. de C.V.	Mexico
Parker Seal de Mexico, S.A.	Mexico
Parker Sistemas de Automatización, S. de R.L. de C.V.	Mexico
Parker Servicios de México, S.A. de C.V.	Mexico
Olaer Benelux BV	Netherlands
Parker Hannifin Manufacturing Netherlands (Filtration and Separation) B.V.	Netherlands
Parker Hannifin Netherlands Holdings B.V.	Netherlands
Parker Hannifin VAS Netherlands B.V.	Netherlands
Parker Hannifin B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Filtration) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Hose) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Pneumatic) B.V.	Netherlands
Parker Hannifin Manufacturing Netherlands (Polyflex) B.V.	Netherlands
Parker Hannifin Netherlands Holdings 2 B.V.	Netherlands
Parker Hannifin (N.Z.) Limited	New Zealand
Olaer AS	Norway
Parker Hannifin AS	Norway
Parker Hannifin (Norway) Holdings AS	Norway
Parker Hannifin VAS Norway AS	Norway
Parker Maritime AS	Norway
Parker Scanrope AS	Norway
Scanrope Eiendom Nord AS	Norway
Parker Hannifin Manufacturing Holding Poland Sp. z o.o.	Poland
Parker Hannifin Manufacturing Poland Sp z.o.o.	Poland
Parker Hannifin Sales Poland Sp z.o.o.	Poland
Parker Hannifin Portugal Unipessoal Lda	Portugal
Legris Industries OOO	Russia

Name of Subsidiary	State/Country of Incorporation
Parker Hannifin LLC	Russia
Parker Hannifin Singapore Private Limited	Singapore
Rayco Technologies Pte. Ltd.	Singapore
Parker-Hannifin (Africa) (Pty) Ltd	South Africa
Olaer Iberica SAU	Spain
Parker Hannifin Cartera Industrial S.L.	Spain
Parker Hannifin Manufacturing Spain S.L.	Spain
Parker Hannifin España S.L.	Spain
Parker Hannifin Industries and Assets Holding S.L.	Spain
Parker Hannifin Manufacturing Holding Spain S.L.	Spain
Tecknit Europe España SL	Spain
Olaer AB	Sweden
Olaer Scandinavia AB	Sweden
Parker Hannifin Manufacturing Sweden AB	Sweden
Parker Hannifin Aktiebolag	Sweden
Olaer Schweiz AG	Switzerland
Parker Hannifin Manufacturing Switzerland SA	Switzerland
Parker Origa Holding GmbH	Switzerland
Tema Marketing AG	Switzerland
Parker Hannifin Taiwan Ltd.	Taiwan
KV Automation Thailand (4)	Thailand
Parker Hannifin (Thailand) Co. Ltd.	Thailand
Parker Hareket ve Kontrol Sistemleri Tic. Ltd. Şti.	Turkey
Parker İklim Kontrol Sistemleri San. ve Tic. A.Ş.	Turkey
Parker Middle East FZE	United Arab Emirates
Abbotshaugh Enterprises Limited	United Kingdom
Alenco (Holdings) Limited	United Kingdom
Parker Hannifin Manufacturing Limited	United Kingdom
Olaer International Limited	United Kingdom
Parker Hannifin Limited	United Kingdom
Parker Hannifin 2007 LLP	United Kingdom
Parker Hannifin Manufacturing (UK) Limited	United Kingdom
Parker Hannifin (GB) Limited	United Kingdom
Parker Hannifin (Holdings) Limited	United Kingdom
Kittiwake Developments Limited	United Kingdom
Kittiwake Holroyd Limited	United Kingdom
Kittiwake Procal Limited	United Kingdom
Olaer Fawcett Christie Limited	United Kingdom
Olaer Limited	United Kingdom
Domnick Hunter Group Limited	United Kingdom
Domnick Hunter Iberica Limited	United Kingdom
Domnick Hunter Investments Limited	United Kingdom
Parker Hannifin de Venezuela, S.A.	Venezuela
Parker Hannifin Vietnam Company Limited	Vietnam

(1) The Company owns 85% of such subisdiary's equity capital
(2) The Company owns 51% of such subsidiary's equity capital
(3) The Company owns 74% of such subsidiary's equity capital
(4) The Company owns 77% of such subsidiary's equity capital

All of the foregoing subsidiaries are included in the Company's consolidated financial statements. In addition to the foregoing, the Company owns 22 inactive or name holding companies.